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                        Supplement dated December 3, 2007
                 To The Prospectuses Dated December 3, 2007 For

                                PERSPECTIVE II(R)
                           PERSPECTIVE ADVISORS II(R)
                             RETIREMENT LATITUDES(SM)
                             PERSPECTIVE(SM) L SERIES

              Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY(R)
                  Through JACKSON NATIONAL SEPARATE ACCOUNT - I


This supplement updates the prospectus. Please read and keep it together with your copy of the prospectus for future reference.

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*Under THE FIXED ACCOUNT AND GMWB FIXED ACCOUNT, within the subsection entitled
"The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account," please replace the second paragraph with the following.

         The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

*Under ACCESS TO YOUR MONEY, with the subsection entitled "For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up ("LifeGuard Select")," please replace the Guaranteed Minimum Withdrawal Benefit Fixed Account subsection with the following.

         Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 2% a year during the first ten Contract Years and 3% a year afterwards. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.







(To be used with VC4224 12/07, VC5869 12/07, VC5995 12/07 and VC5890 12/07)

                                                                    V6231 12/07